SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 6, 2001


                             WORLD WIDE VIDEO, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


COLORADO                         0-26235                   54-1921580
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(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)



                     102A N. MAIN STREET, CULPEPER, VA 22701
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                                    (Address)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540)727-7551
                                  -------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS

     World Wide Video, Inc. has released a new product line targeted to the video monitoring and image archiving needs of businesses. The Digital Video Bank 130 is a self-contained, compact system that combines proprietary video technology with image quality and storage capabilities that exceed other alternatives, such as VCR systems.

     The DVB is a self-operating system that eliminates the time and expense of changing and archiving tapes, while creating better image quality. Furthermore, there is no need for a separate system to search archived videotape records.

     The DVB provides  continuous  24-hour  video  coverage for an entire month.
After 30 days, the DVB will automatically start overwriting the oldest data, downloading any critical images that the user selects to a floppy disk or VHS tape as a permanent archive. The video streams at over five frames per second, with image resolution at 640x480 pixels (VGA quality).

     The DVB provides a cost effective, high-quality, and user-friendly surveillance and recording system. The DVB's small footprint allows it to be hidden from view and operates maintenance free for extended periods of time. The on-board high capacity hard-drive provides concurrent access and retrieval of video, while continuously recording, for specified time intervals. This means that users can review archived images and video segments while the DVB continues recording live video in the background.

     A DVB unit captures and outputs video signals to digital media (hard drive), Ethernet, or VCR. The Digital Video Bank provides significant improvements in video quality, storage, and ease of retrieval for business applications. The DVB is designed for large and small businesses applications.

     The first DVB system was recently sold to and installed by Mr. Darrell Payne, President and owner of C&P Video, Inc. on North Main Street in Culpeper, Virginia.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:                                         None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2001
                                        World Wide Video, Inc.

                                        By:/s/John G. Perry
                                        John G. Perry, President